EXHIBIT 10.1

OHIO WATER DEVELOPMENT AUTHORITY
to
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

FIRST SUPPLEMENTAL TRUST INDENTURE
Dated April 2, 2012

Supplementing and amending that certain Trust Indenture
dated as of April 1, 2006
Securing $90,140,000 of State of Ohio
Pollution Control Revenue Refunding Bonds
Series 2006-A
(FirstEnergy Generation Corp. Project)

EXHIBIT 10.1

THIS FIRST SUPPLEMENTAL TRUST INDENTURE (the “First Supplemental Indenture”), dated April 2, 2012, is made by and between the Ohio Water Development Authority, a body politic and corporate duly organized and validly existing under the laws of the State of Ohio (the “Issuer”), and The Bank of New York Mellon Trust Company, N.A., a national banking association duly organized and existing under the laws of the United States of America and authorized to exercise trust powers under the laws of the State of Ohio, as the current trustee (the “Trustee”) under the Original Indenture (as defined below), with capitalized terms not otherwise defined herein having the same meaning as in the Original Indenture;
W I T N E S S E T H:
WHEREAS, the Issuer has issued $90,140,000 aggregate principal amount of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2006-A (FirstEnergy Generation Corp. Project) (the “Bonds”) pursuant to Chapter 6121 of the Ohio Revised Code and a Trust Indenture dated as of April 1, 2006 between the Issuer and the trustee thereunder (the “Trustee”), currently The Bank of New York Mellon Trust Company, N.A. (the “Original Indenture”), for the purpose of assisting FirstEnergy Generation Corp. (the “Company”) in the refinancing of a portion of the cost of the acquiring, constructing and installing certain facilities comprising “waste water facilities” as defined in Section 6121.01 of the Ohio Revised Code; and
WHEREAS, pursuant to the Original Indenture, the Issuer assigned to the Trustee the Issuer’s rights to receive loan payments under the Original Loan Agreement (defined below) and certain other rights of the Issuer thereunder; and
WHEREAS, the Issuer loaned the proceeds of the Bonds to the Company, pursuant to a Waste Water Facilities Loan Agreement dated as of April 1, 2006 between the Issuer and the Company (the “Original Loan Agreement”), which provides for loan payments by the Company in amounts sufficient to pay, when due, the principal or redemption price of and interest on the Bonds; and
WHEREAS, the Company has determined that it is in its best interests to pursue converting from an Ohio corporation to an Ohio limited liability company (the “LLC Conversion”) and in connection therewith the Company desires to amend the Original Loan Agreement to allow for such LLC Conversion; and
WHEREAS, the Company has requested that the Issuer and the Trustee amend the Original Indenture to provide that conversions from the Daily Rate, the Weekly Rate or the Semi-Annual Rate may be made on any Business Day, and to make certain other amendments to the Original Indenture of an administrative nature (including amendments to the Original Indenture to provide for the LLC Conversion); and
WHEREAS, Section 15.01(j) of the Original Indenture provides that the Indenture may be amended or supplemented in any respect from time to time by a supplemental indenture entered into by the Issuer and the Trustee and authorized by a resolution of the Issuer filed with the Trustee, without the consent of the Bondholders, in connection with any mandatory purchase of all of the Bonds, provided that such amendment is not effective until after such mandatory purchase

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and payment of the purchase price in connection therewith; and
WHEREAS, the Company has directed that the Bonds be converted from a Daily Rate to a Weekly Rate on April 2, 2012, and in connection therewith the Bonds will be subject to mandatory purchase on such date; and
WHEREAS, the Trustee and the Issuer desire to amend the Original Indenture as requested by the Company, such amendment to be effective upon mandatory purchase of the Bonds on April 2, 2012 and payment of the purchase price in connection therewith; and
WHEREAS, concurrently herewith, the Issuer and the Company are entering into a First Amendment to Loan Agreement pursuant to which the Original Loan Agreement will be amended to provide for the LLC Conversion; and
WHEREAS, all things necessary have been done and performed to constitute this First Supplemental Indenture as a valid and binding agreement and the execution and delivery of this First Supplemental Indenture has in all respects been authorized;
NOW, THEREFORE, the Issuer hereby agrees and covenants with the Trustee and with the respective holders and owners, from time to time, of the Bonds as follows:
ARTICLE I
AMENDMENTS TO ORIGINAL INDENTURE
Section 1.01    Caption of the Bonds. All references in the Indenture to the caption of the Bonds are hereby amended to replace “(FirstEnergy Generation Corp. Project)” with “(FirstEnergy Generation Project)”.
Section 1.02    Company Name. Upon effectuating the conversion from a corporation to a limited liability company, the entity as so organized and as renamed, ipso facto, shall be the Company under the Original Indenture and the Bond, in each case as amended by this First Supplemental Indenture, without the execution of an amended Bond or the filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto.
Section 1.03    Definitions.
(a)    “Guaranty Agreement” means each of (i) the Guaranty Agreement dated as of March 26, 2007 executed and delivered by FirstEnergy Solutions Corp. (“FES”) and acknowledged by the Company in favor of the Guaranteed Parties as defined therein, including the Trustee as the holder of the Note, as the same may be amended, restated, supplemented or otherwise modified from time to time; and (ii) the Guaranty Agreement dated as of March 26, 2007 executed and delivered by FirstEnergy Generation Corp. and acknowledged by FES in favor of the Guaranteed Parties as defined therein, including the Trustee as the holder of the Note, as the same may be amended, restated, supplemented or otherwise modified from time to time.
(b)    “Guarantor” means any Person designated as a guarantor under a Guaranty Agreement.

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(c)    The definition of “Municipal Index” in Article 1 of the Original Indenture is hereby amended and restated to read as follows: “ “Municipal Index” shall mean the Securities Industry and Financial Markets Association Municipal Swap Index™ as of the most recent date for which such index was published or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Municipal Market Data, Inc., or its successor, or otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that, if such index is no longer provided by Municipal Market Data, Inc. or its successor, the “Municipal Index” means such other reasonably comparable index selected by the Remarketing Agent.”
Section 1.04    Failure to Set Interest Rate. Section 2.02(c)(xi) of the Original Indenture is hereby amended and restated in its entirety as follows: “In the event that the interest rate on a Bond is not or cannot be determined by the Remarketing Agent for whatever reason pursuant to (ii), (iii), (iv), (v), (vi), (vii), (viii) or (ix) above, the Interest Rate Mode of such Bond shall be converted automatically to the Weekly Rate (without the necessity of complying with the requirements of Section 2.02(e) including, but not limited to, the requirement of mandatory purchase) and the Weekly Rate shall be equal to the Municipal Index. Anything in this Section 2.02(c)(xi) to the contrary notwithstanding, if a Credit Facility is then in effect, the Rate Period determined shall not extend beyond the remaining term of such Credit Facility minus fifteen (15) days and if such fifteenth day is not a Business Day, then the immediately preceding Business Day.”
Section 1.05    Long-Term Rate Period.
(a)    The second sentence of Section 2.02(d)(i) of the Original Indenture is hereby amended and restated to read as follows: “Each Long-Term Rate Period shall be more than one year in duration, shall be for a period which is an integral multiple of six months, and shall end on the day next preceding an Interest Payment Date; provided that if a Long-Term Rate Period commences on a day other than a May 15 or a November 15, such Long-Term Rate Period may be for a period which is not an integral multiple of six months but shall be of a duration as close as possible to (but not in excess of) such Long-Term Rate Period established by the Company and shall terminate on a day preceding an Interest Payment Date, and each successive Long-Term Rate Period thereafter for such bonds shall be for the full period established by the Company until a different Long-Term Rate Period is specified by the Company in accordance with this Section or until the occurrence of a Conversion Date or the maturity of the Bonds; and further provided that no Long-Term Rate Period shall extend beyond the final Maturity Date of the Bonds (and any Long-Term Rate Period that extends to the day preceding the Maturity Date may be for a period which is not an integral multiple of six months).”
(b)    Section 2.02(d)(ii) of the Original Indenture is hereby amended and restated in its entirety to read as follows: “Change of Long-Term Rate Period. The Company may change Bonds from one Long-Term Rate Period to another Long-Term Rate Period (provided that the portion thereof not changed to another Long-Term Rate Period shall also be in authorized denominations) on any Business Day on which such Bonds are subject to optional redemption pursuant to Section 9.01(a)(viii) by notifying the Issuer, the Trustee, the Paying Agent, the Credit Facility Issuer, the Tender Agent and the Remarketing Agent in writing at least four (4) Business

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Days prior to the thirtieth day prior to the proposed effective date of the change; provided that, if a Credit Facility is then in effect, the Company shall not be entitled to elect a change in the Long-Term Rate Period on a date on which the purchase price determined under Section 5.01(b)(i) includes any premium unless the Trustee has received written confirmation from the Credit Facility Issuer, on or before the date on which the Bond Registrar must provide notice of such change to the Bondholders under Section 2.02(d)(iii), that it can draw under a Credit Facility on the proposed effective date of the change in an aggregate amount sufficient to enable the Tender Agent to pay the premium due upon the mandatory purchase of such Bonds on such proposed effective date pursuant to Section 5.01(b)(i). Such notice shall specify (A) the aggregate principal amount of Bonds to be changed to a new Long-Term Rate Period, (B) the information required to be contained in the notice given by the Bond Registrar to the Bondholders pursuant to Section 2.02(d)(iii), (C) the anticipated last day of such new Long-Term Rate Period, which shall be the earlier of the day before the Maturity Date of the Bonds or the day immediately preceding any May 15 or November 15, and which is more than one year after the effective date of such change, (D) the purchase price for Bonds determined under Section 5.01(b)(i), and (E) if such change is conditional, the interest rate limitations. Any change by the Company of the Long-Term Rate Period may be conditional upon the establishment of an interest rate within certain limits chosen by the Company. The Remarketing Agent shall establish what would be the interest rate for the proposed Long-Term Rate Period as required by Section 2.02(c)(vi). If the interest rate established by the Remarketing Agent is not within the limits chosen by the Company, then the change in the Long-Term Rate Period may be cancelled by the Company, in which case the Company’s notice thereof shall be of no effect and no such change shall occur. Notwithstanding the foregoing, no change in the Long-Term Rate Period shall be effective unless the Credit Facility, if any, held or to be held by the Trustee after such change in the Long-Term Rate Period shall extend for the length of such Long-Term Rate Period plus fifteen (15) days.”
(c)    Section 2.02(d)(iii) of the Original Indenture is hereby amended and restated in its entirety to read as follows: “Notice of Change in Long-Term Rate Period. The Bond Registrar shall notify the affected Bondholders of the mandatory tender in connection with any change in the Long-Term Rate Period pursuant to Section 2.02(d)(ii) by first class mail, postage prepaid, at least 30 but not more than 60 days before the effective date of such change. The notice will state the date of the mandatory tender associated with the change in Long-Term Rate Period, and that, on such date, Bonds will be purchased (and the purchase price therefor) and that if any owner of the Bonds shall fail to deliver a Bond for purchase with an appropriate instrument of transfer to the Tender Agent for purchase on said date, and if the Tender Agent is in receipt of the purchase price therefor, any such Bond not delivered shall nevertheless be deemed purchased on such effective date and shall cease to accrue interest on and from such date.”
(d)    Section 2.02(d)(iv) of the Original Indenture is hereby amended and restated in its entirety to read as follows: “Cancellation of Change in Long-Term Rate Period. Notwithstanding any provision of this Section 2.02(d), the Long-Term Rate Period shall not be changed if: (A) the Remarketing Agent has not determined the interest rate for the new Long-Term Rate Period in accordance with this Section 2.02 or (B) all of the Bonds that are to be purchased pursuant to Section 5.01(b) are not remarketed or sold by the Remarketing Agent or (C) if such change is cancelled by the Company as provided in Section 2.02(d)(ii) above. If such change fails

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to occur, the Bonds shall be converted automatically to the Weekly Rate and the interest rate shall be equal to the Municipal Index. If the proposed change of the Long-Term Rate Period is cancelled as provided in this paragraph, any mandatory purchase of such Bonds will remain effective. Anything in this Section 2.02(d)(iv) to the contrary notwithstanding, if a Credit Facility is then in effect, the Rate Period determined upon a cancellation of a change in the Long-Term Rate Period shall not extend beyond the remaining term of such Credit Facility minus fifteen (15) days and if such fifteenth day is not a Business Day, then the immediately preceding Business Day.”
Section 1.06    Conversion.
(a)    Section 2.02(e)(i) of the Original Indenture is hereby amended and restated in its entirety to read as follows: “(i)  Method of Conversion. The Interest Rate Mode for Bonds is subject to Conversion to a different Interest Rate Mode (provided that the portion thereof not converted shall also be in authorized denominations) from time to time by the Company, such right to be exercised by notifying the Issuer, the Trustee, the Paying Agent, the Credit Facility Issuer, the Tender Agent, the Remarketing Agent, the Auction Agent, the Broker-Dealer, and, in the case of a Conversion to or from the Commercial Paper Rate, the Bond Registrar at least four (4) Business Days prior to (x) in the cases of Conversion from the Two-Year Rate, the Three-Year Rate, the Five-Year Rate or the Long-Term Rate, the thirtieth day prior to the effective date of such proposed Conversion and (y) in all other cases, the fifteenth day prior to such proposed effective date; provided that, in any event, with respect to Conversion from the Commercial Paper Rate, the effective date of such Conversion may not occur until the latest Interest Payment Date relating to the Commercial Paper Rate Period then in effect for the Bonds to be converted, and, provided further, that no new Commercial Paper Rate Period for such Bonds may be established subsequent to such notice which would have an Interest Payment Date later than the proposed date of Conversion; and provided, further, that, if a Credit Facility is then in effect, the Company shall not be entitled to elect to convert Bonds to a different Interest Rate Mode on a date on which the purchase price determined under Section 5.01(b)(i) includes any premium, unless the Trustee has received written confirmation, on or before the date on which the Bond Registrar must provide notice of such Conversion to Bondholders under Section 2.02(e)(iii), from the Credit Facility Issuer that it can draw under the Credit Facility on the proposed effective date of the Conversion in an aggregate amount sufficient to enable the Tender Agent to pay any premium due upon any mandatory purchase of Bonds on such proposed effective date pursuant to Section 5.01(b)(i). Such notice shall specify (A) the effective date of such Conversion and the information required by Section 2.02(e)(iii), (B) the Interest Rate Mode into which the Company anticipates that the Bonds will be converted, (C) if such Conversion is conditional, the interest rate limitations, and (D) if it is anticipated that the Conversion will be to the Long-Term Rate, the last day of the anticipated Long-Term Rate Period, which Long-Term Rate Period shall meet the requirements of Section 2.02(d)(i). In addition, the notice shall confirm that Bond Counsel expects to be able to deliver, on the date of Conversion, an opinion of Bond Counsel stating such Conversion is authorized or permitted by the Act and is authorized by this Indenture and will not adversely affect the exclusion from gross income of interest on the Bonds for federal income tax purposes. Any Conversion by the Company of the Interest Rate Mode to the Semi-Annual Rate, the Annual Rate, the Two-Year Rate, the Three-Year Rate, the Five-Year Rate or the Long-Term Rate may be conditional upon the establishment of an initial interest rate determined for such Interest Rate Mode within certain limits chosen by the Company.

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The Remarketing Agent shall establish what would be the interest rate for the proposed Interest Rate Mode in accordance with Section 2.02(c). If the interest rate established by the Remarketing Agent is not within the limits chosen by the Company, then such Conversion may be cancelled by the Company by telephonic notice (to be confirmed in writing) to the Trustee, the Credit Facility Issuer, the Tender Agent and the Remarketing Agent by the close of business on the day on which the interest rate has been determined, in which case, the Company’s notice of Conversion shall be of no effect and the Conversion shall not occur.”
(b)    Section 2.02(e)(ii)(A) of the Original Indenture is hereby amended and restated in its entirety to read as follows: “the Conversion Date must be a date on which the Bonds are subject to optional redemption pursuant to Section 9.01(a); provided that if the Interest Rate Mode is the Daily Rate, the Weekly Rate or the Semi-Annual Rate, the Conversion Date may be any Business Day even if not an Interest Payment Date;”
(c)    Section 2.02(e)(ii)(F) of the Original Indenture is hereby amended to replace the period at the end with “; and” and a new subsection (G) is hereby added as follows: “(G) the Trustee shall have received the opinion of Bond Counsel contemplated by Section 2.02(e)(i) by the opening of business at the Designated Office of the Trustee on the effective date of Conversion.”
(d)    Section 2.02(e)(iii) of the Original Indenture is hereby amended and restated in its entirety to read as follows:
“Notice to Bondholders of Conversion of Interest Rate. The Bond Registrar shall notify the affected Bondholders of each Conversion by first class mail, postage prepaid, at least fifteen (15) days but not more than thirty (30) days before the Conversion Date if the Interest Rate Mode is the Commercial Paper Rate, the Dutch Auction Rate, the Daily Rate, the Weekly Rate, the Semi-Annual Rate or the Annual Rate and at least thirty (30) days but not more than sixty (60) days before the Conversion Date if the Interest Rate Mode is the Two-Year Rate, the Three-Year Rate, the Five-Year Rate or the Long-Term Rate. The notice shall state:
(A)    that the Interest Rate Mode will be converted;
(B)    the Conversion Date; and
(C)    (1) that Bonds will be subject to mandatory purchase on the Conversion Date in accordance with Section 5.01(b), (2) the purchase price, and (3) that if any owner of Bonds shall fail to deliver a Bond for purchase with an appropriate instrument of transfer to the Tender Agent on the Conversion Date, and if the Tender Agent is in receipt of the purchase price therefor, such Bond not delivered shall nevertheless be purchased on the Conversion Date and shall cease to accrue interest on and from such date.”
(e)    Section 2.02(e)(iv) of the Original Indenture is hereby amended and restated in its entirety to read as follows: “Cancellation of Conversion of Interest Rate Mode. Notwithstanding any provision of this Section 2.02, the Interest Rate Mode for Bonds shall not be

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converted if: (A) the Remarketing Agent has not determined the initial interest rate for the new Interest Rate Mode in accordance with this Section 2.02 or (B) all of the Bonds that are to be purchased pursuant to Section 5.01(b) are not remarketed or sold by the Remarketing Agent or (C) the Conversion is cancelled by the Company as provided in Section 2.02(e)(i) above or (D) any other limitations on Conversion set forth in Section 2.02(e)(ii) shall not have been complied with. If such Conversion fails to occur, such Bonds in the Dutch Auction Rate shall remain in the Dutch Auction Rate and such Bonds in any other Interest Rate Mode shall be converted automatically to the Weekly Rate and the interest rate shall be equal to the Municipal Index. If the proposed Conversion of Bonds is cancelled as provided in this paragraph, any mandatory purchase of Bonds shall nevertheless be effective and such Bonds shall bear interest as provided in the preceding sentence. Anything in this Section 2.02(e)(iv) to the contrary notwithstanding, if a Credit Facility is then in effect, the Rate Period determined upon a failed Conversion shall not extend beyond the remaining term of such Credit Facility minus fifteen (15) days and if such fifteenth day is not a Business Day, then the immediately preceding Business Day.”
Section 1.07    Drawings on Credit Facility.
(a)    Section 5.06(a) of the Original Indenture is hereby amended and restated in its entirety to read as follows: “If the Interest Rate Mode for the Bonds to be purchased is not the Commercial Paper Rate, then at or prior to 11:45 a.m. (New York City time) on each Purchase Date, the Tender Agent shall, by Electronic Notice, notify the Trustee of the amount of moneys delivered to it by the Remarketing Agent pursuant to Section 5.07 and which are held in the Remarketing Proceeds Account in the Purchase Fund. The Trustee shall by 12:00 noon (New York City time) draw under the Credit Facility, if any, held by the Trustee in accordance with its terms in a manner so as to furnish immediately available funds by 2:30 p.m. (New York City time) on such Purchase Date, in an amount sufficient, together with moneys described in Section 5.03(c)(i) and available for such purchase, to enable the Tender Agent to pay the purchase price of such Bonds to be purchased on such Purchase Date, directly to the Tender Agent which shall deposit those moneys directly into the Credit Facility Proceeds Account; provided, further, that if the Tender Agent is other than the Trustee and the Trustee does not receive the aforesaid Electronic Notice by the time set forth above, the Trustee shall draw under such Credit Facility the full amount of the purchase price of such Bonds to be purchased on such Purchase Date. If the Credit Facility has been repudiated or if such funds for whatever reason are not provided under the Credit Facility by 2:30 P.M. (New York City time) on such Purchase Date, then the Trustee shall immediately notify the Company and each Guarantor and demand payment (i) from the Company under the Agreement and the Note, and (ii) from each Guarantor under a Guaranty Agreement, of an amount, after taking into account any moneys then on deposit in the Company Fund, and in a manner so as to provide in the Company Fund immediately available funds sufficient to pay the purchase price of such Bonds to be purchased on such Purchase Date.”
(b)    Section 5.06(c) of the Original Indenture is hereby amended and restated in its entirety to read as follows: “If any Credit Facility permits any drawings to be made later than is provided herein, the Trustee shall make any drawing required under this Section 5.06 in accordance with the terms of the Credit Facility for drawing thereunder in a manner so as to be reasonably assured that immediately available funds will be available to the Tender Agent by 2:30 p.m. (New

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York City time) on a Purchase Date to pay the purchase price and the Tender Agent shall deposit those moneys directly into the Credit Facility Proceeds Account.”
Section 1.08    Delivery of Proceeds of Sale. The first sentence of Section 5.07 of the Original Indenture is hereby amended and restated in its entirety to read as follows: “The proceeds of the remarketing of any Bonds by the Remarketing Agent shall be delivered by the Remarketing Agent directly to the Tender Agent no later than 11:30 a.m. (New York City time) on the Purchase Date except that such proceeds shall, if the Interest Rate Mode for such Bonds is, or is being converted to, the Commercial Paper Rate, be delivered to the Tender Agent no later than 1:00 p.m. (New York City time) on the Purchase Date, and, except as described in the next sentence, all such remarketing proceeds shall be deposited directly into the Remarketing Proceeds Account.”
Section 1.09    Bond Fund. Section 6.02(d) of the Original Indenture is hereby amended and restated in its entirety to read as follows: “(d)    Except with respect to payments of principal or redemption price of and interest on Bonds held pursuant to Section 5.05 or any other Bonds registered in the name of the Company, the Trustee shall, at or before 12:00 noon (New York City time) on the date on which such principal, redemption price or interest is due, draw upon or demand payment under the Credit Facility, if any, then held by the Trustee in accordance with its terms in an amount, after taking into account any moneys then on deposit in the Credit Facility Account, and in a manner so as to provide immediately available funds for principal or redemption price and interest by 2:30 p.m. (New York City time) on such due date. If the Credit Facility has been repudiated or if such funds for whatever reason are not provided under the Credit Facility by 2:30 p.m. (New York City time) on such date, then the Trustee shall immediately notify the Company and each Guarantor and demand payment (i) from the Company under the Agreement and the Note, and (ii) from each Guarantor under a Guaranty Agreement, of an amount, after taking into account any moneys then on deposit in the Company Account, and in a manner so as to provide in the Company Account immediately available funds sufficient to pay the principal or redemption price and interest on such due date.”
Section 1.10    Alternate Credit Facilities. Section 7.03 of the Original Indenture is hereby amended and restated in its entirety to read as follows:
“Alternate Credit Facilities. Subject to the conditions of this Section 7.03, the Company may, at its option, provide for the delivery to the Trustee of an Alternate Credit Facility having administrative terms acceptable to the Trustee. The terms of the Alternate Credit Facility shall in all respects material to the Bondholders be the same (except for the term, maximum interest rate, number of days interest coverage and any redemption premium coverage, all as set forth in such Alternate Credit Facility) as any Credit Facility then in effect. Such Alternate Credit Facility shall have a term of not less than the greater of (a) 364 days, or (b) if the Interest Rate Mode for any Bonds then in effect is the Long-Term Rate, the then remaining portion of the then current Long-Term Rate Period, provided that such term shall end no earlier than a June 1 or a December 1 as the case may be. At least twenty five (25) days (forty (40) days if the Interest Rate Mode is the Long-Term Rate) prior to the proposed effective date of the proposed Alternate Credit Facility, the Company shall give notice, which notice, if the Interest Rate Mode is the Commercial Paper Rate, shall

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also contain a certification with respect to the length of each Commercial Paper Rate Period permitted hereunder after delivery of such Alternate Credit Facility, of such replacement to the Trustee, the Remarketing Agent, the Paying Agent, the Tender Agent and the then current Credit Facility Issuer, which notice shall confirm that (i) Bond Counsel expects to be able to deliver, on the date of delivery of the Alternate Credit Facility, an opinion of Bond Counsel stating that the delivery of such Alternate Credit Facility to the Trustee (x) is authorized under this Indenture and complies with the terms hereof and (y) will not adversely affect the exclusion from gross income of the interest on the Bonds for federal income tax purposes, and (ii) counsel to the Credit Facility Issuer of such Alternate Credit Facility expects to be able to deliver, on the date of delivery of such Alternate Credit Facility, an opinion stating that such Alternate Credit Facility is a legal, valid, binding and enforceable obligation of such Credit Facility Issuer in accordance with its terms. If (x) all of the Bonds are then subject to optional redemption pursuant to Section 9.01(a) and (y) if the purchase price of any Bonds to be purchased pursuant to Section 5.01(b)(ii) in connection with cancellation, termination or substitution of the existing Credit Facility, determined under such Section 5.01(b)(ii), includes any premium and the Trustee has received written confirmation from the Credit Facility Issuer that the Trustee can draw under the Credit Facility (other than the Alternate Credit Facility being delivered in connection with such cancellation) on the Purchase Date related to such purchase of Bonds in an aggregate amount sufficient to pay the premium due upon such purchase of Bonds on such Purchase Date, then the Trustee shall (i) accept such Alternate Credit Facility and surrender the previously held Credit Facility, if any, to the previous Credit Facility Issuer for cancellation promptly on the day the Alternate Credit Facility becomes effective and (ii) give the notice provided for in Section 7.05; provided, further, however, that such Credit Facility shall not be surrendered for cancellation until payment by the issuer of the Credit Facility to be surrendered shall have been made for any and all drawings by the Trustee effected on or before the date of such surrender for cancellation (including any drawings for payment of the purchase price of Bonds to be purchased pursuant to Section 5.01(b)(ii) in connection with such cancellation, termination or substitution). If the Interest Rate Mode for Bonds is the Commercial Paper Rate, and if the preceding sentence is applicable, the notices required under this Section 7.03 shall be delivered in sufficient time to permit the Remarketing Agent to establish a Commercial Paper Rate Period for each such Bond in accordance with Section 2.02(c)(i)(C)(1).
If a Credit Facility is in effect, the Company may at its option cause an Additional Credit Facility to be delivered to the Trustee to provide for any portion of the principal or redemption or purchase price of (including premium, if any), or interest on, the Bonds; provided that no Additional Credit Facility shall be delivered, shall become effective or shall be drawn upon for any payments hereunder unless the Trustee shall have also received (i) the opinion of Bond Counsel referred to in the preceding paragraph, (ii) an opinion of counsel to the Credit Facility Issuer of such Additional Credit Facility stating that such Additional Credit Facility is a legal, valid, binding and enforceable obligation of such issuer or obligor in accordance with its terms, (iii) the further opinion of Bond Counsel if required by the last paragraph of this Section 7.03 upon delivery of an Alternate Credit Facility, (iv) if such Bonds are then rated, notice from the Rating Agency to the effect that such Rating Agency

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has reviewed the proposed Additional Credit Facility and the provision of such Additional Credit Facility will not, by itself, result in (A) a permanent withdrawal of the rating on the Bonds or (B) a reduction in the then current rating on the Bonds, and (v) if such Additional Credit Facility is issued by an issuer other than the Credit Facility Issuer of the Credit Facility then in effect, then the written consent of such Credit Facility Issuer to the delivery of the Additional Credit Facility. The Company shall promptly give written notice to the Trustee and, if the Interest Rate Mode for Bonds is the Commercial Paper Rate, the Remarketing Agent of its intention to cause delivery of any Additional Credit Facility. If the Interest Rate Mode for Bonds is the Commercial Paper Rate, such notice from the Company shall contain a certification with respect to the maximum length of each Commercial Paper Rate Period permitted hereunder upon delivery of such Additional Credit Facility. Upon receipt of such notice, if the Additional Credit Facility is issued by an issuer other than the Credit Facility Issuer with respect to the other Credit Facility then in effect, the Trustee will promptly mail a notice of the delivery of the Additional Credit Facility by first class mail to the Issuer, the Remarketing Agent, the Tender Agent, the Paying Agent and each Bondholder at its registered address.
Any Alternate Credit Facility or Additional Credit Facility delivered to the Trustee must be accompanied by the opinions of Bond Counsel and counsel to the Credit Facility Issuer of such Alternate Credit Facility or Additional Credit Facility referred to above. In addition, if the Company grants a security interest in any cash, securities or investment property to the issuer or provider of such Alternate Credit Facility or Additional Credit Facility, the Company must furnish the Trustee with an opinion of Bond Counsel stating that such grant will not adversely affect the exclusion from gross income of interest on the Bonds for purposes of federal income taxation nor adversely affect any security interest created under this Indenture in favor of the holders of the Bonds.”
Section 1.11    Amendment to Section 12.13. Section 12.13 of the Original Indenture is hereby amended and restated in its entirety to read as follows: “Qualification of Successor. A successor trustee shall be a national banking association with trust powers or a state banking corporation with trust powers or a bank and trust company or a trust company, in each case having capital and surplus of at least $75,000,000 and a S&P short-term debt rating of at least “A-2” (or, if no short-term debt rating, a long-term debt rating of at least “BBB+”), if there be one able and willing to accept the trust on acceptable and customary terms. If any successor trustee, Paying Agent or Tender Agent on any date no longer meets the aforesaid criteria, such entity shall be deemed to have resigned from such position no later than the 30th day following the aforesaid date (subject, however, to the appointment of a successor thereto pursuant to the provisions of this Indenture) and such entity shall promptly provide written notice thereof to the entities who are to receive such notice of resignation pursuant to the provisions of this Indenture.”
Section 1.12    The Remarketing Agent. Section 13.01(c) of the Original Indenture is hereby amended and restated in its entirety to read as follows: “At any time a Remarketing Agent may resign in accordance with the Remarketing Agreement. Any Remarketing Agent may be removed at any time in accordance with the Remarketing Agreement. Upon resignation or removal of a Remarketing Agent, the Company, with the consent of the Credit Facility Issuer if the Remarketing

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EXHIBIT 10.1

Agent was not the same as the Credit Facility Issuer or under common control with the Credit Facility Issuer, such consent not to be unreasonably withheld, shall either appoint a successor Remarketing Agent or authorize the remaining Remarketing Agent or Agents to act alone in such capacity, in which case all references in this Indenture to the Remarketing Agent shall mean the remaining Remarketing Agent or Agents. If the last remaining Remarketing Agent resigns or is removed, the Company shall appoint a successor Remarketing Agent. Any successor Remarketing Agent shall have combined capital stock, surplus and undivided profits of at least $50,000,000 and shall be acceptable to the Rating Agency as long as the Bonds continue to be rated; provided that the foregoing requirements shall not apply to any additional Remarketing Agents if, at the time such additional Remarketing Agents are appointed, there is currently a Remarketing Agent meeting such requirements.”
Section 1.13    Acts of Bondholders. Section 14.01 of the Original Indenture is hereby amended to add an additional sentence at the end of the paragraph as follows: “Notwithstanding anything in this Indenture to the contrary, for so long as the Company holds all of the Outstanding Bonds, any action that may be taken by the registered holders of the Bonds may be taken by the Company as beneficial owner of the Bonds.”
Section 1.14    Bond Form. The form of Bond set forth in the Original Indenture is hereby replaced with the form of Bond attached hereto as Exhibit A.
ARTICLE II
MISCELLANEOUS
Section 2.01    Effectiveness. This First Supplemental Indenture shall be effective upon mandatory purchase of the Bonds, and payment of the purchase price in connection therewith, on April 2, 2012.
Section 2.02    Original Indenture Confirmed. Except as amended by this First Supplemental Indenture, all of the provisions of the Original Indenture shall remain in full force and effect, and from and after the effective date of this First Supplemental Indenture shall be deemed to have been amended as herein set forth.
Section 2.03    Severability. If any provision of this First Supplemental Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever.
Section 2.04    Counterparts. This First Supplemental Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

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EXHIBIT 10.1

Section 2.05    Applicable Provisions of Law. This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of Ohio.
[remainder of page intentionally left blank]

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EXHIBIT 10.1

IN WITNESS WHEREOF, OHIO WATER DEVELOPMENT AUTHORITY has caused this First Supplemental Indenture to be executed by its Executive Director, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. has caused this First Supplemental Indenture to be executed by one of its authorized officers, all as of the day and year first above written.
OHIO WATER DEVELOPMENT AUTHORITY

By:	/s/ Steve Grossman Executive Director
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
  as Trustee

By:	/s/ Biagio S. Impala Authorized Signatory

CONSENT TO FIRST SUPPLEMENTAL TRUST INDENTURE
The undersigned, with respect to $90,140,000 aggregate principal amount of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2006-A (FirstEnergy Generation Corp. Project) issued by the Ohio Water Development Authority (the “Issuer”), hereby consents to the execution and delivery of the First Supplemental Trust Indenture dated April 2, 2012 (the “First Supplemental Indenture”) amending and supplementing the Trust Indenture dated as of April 1, 2006 (the “Original Indenture”), between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee, in so far as the amendments made by the First Supplemental Indenture would affect or alter the duties or obligations of the Remarketing Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Original Indenture, as amended and supplemented by the First Supplemental Indenture.
Dated:  April 2, 2012
MORGAN STANLEY & CO. LLC,
  as Remarketing Agent

By:	/s/ F. J. Sweeney

Name: F.J. Sweeney

Title: Managing Director

Signature Page to First Supplemental Indenture
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EXHIBIT 10.1

CONSENT TO FIRST SUPPLEMENTAL TRUST INDENTURE
The undersigned, with respect to $90,140,000 aggregate principal amount of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2006-A (FirstEnergy Generation Corp. Project) issued by the Ohio Water Development Authority (the “Issuer”), hereby consents to the execution and delivery of the First Supplemental Trust Indenture dated April 2, 2012 (the “First Supplemental Indenture”) amending and supplementing the Trust Indenture dated as of April 1, 2006 (the “Original Indenture”), between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Original Indenture, as amended and supplemented by the First Supplemental Indenture.
Dated:  April 2, 2012
FIRSTENERGY GENERATION CORP.,
  as the “Company”

By:	/s/ Steven R. Staub Name: Steven R. Staub Title: Assistant Treasurer

CONSENT TO FIRST SUPPLEMENTAL TRUST INDENTURE
The undersigned, with respect to $90,140,000 aggregate principal amount of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2006-A (FirstEnergy Generation Corp. Project) issued by the Ohio Water Development Authority (the “Issuer”), hereby consents to the execution and delivery of the First Supplemental Trust Indenture dated April 2, 2012 (the “First Supplemental Indenture”) amending and supplementing the Trust Indenture dated as of April 1, 2006 (the “Original Indenture”), between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee, in so far as the amendments made by the First Supplemental Indenture would affect or alter the duties or obligations of the Tender Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Original Indenture, as amended and supplemented by the First Supplemental Indenture.
Dated:  April 2, 2012
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
  as Tender Agent

By:	/s/ Biagio S. Impala

Authorized Signatory

Signature Page to First Supplemental Indenture
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EXHIBIT 10.1

EXHIBIT A
[FORM OF BOND]
No. ____________    $

UNITED STATES OF AMERICA

STATE OF OHIO
POLLUTION CONTROL REVENUE REFUNDING BOND
SERIES 2006-A
(FIRSTENERGY GENERATION PROJECT)

MATURITY DATE    INTEREST RATE MODE     DATE OF THE BONDS    CUSIP

[If Long-Term Rate also        Date of Original Issuance        ___
identify length of Long-
Term Rate Period]

[[TO BE FILLED IN ONLY IF INTEREST RATE MODE IDENTIFIED
ABOVE IS THE COMMERCIAL PAPER RATE AND CEDE & CO. IS
NOT THE REGISTERED OWNER:

Commercial        Commercial
Purchase        Paper Rate            Paper             Interest
Date                 Period            Rate             Payable]]

Registered Owner:

Principal Sum:

THE STATE OF OHIO (the “State”), a state of the United States of America, by the Ohio Water Development Authority (the “Issuer”), a body corporate and politic organized and existing under the Constitution and laws of the State, for value received, hereby promises to pay (but only out of the sources hereinafter mentioned) to the Registered Owner named above, or registered assigns, the Principal Sum stated above on the Maturity Date stated above, unless this Bond shall have been called for redemption in whole or in part and payment of the redemption price shall have been duly made or provided for, upon surrender hereof, and to pay (but only out of the sources hereinafter mentioned) to such Registered Owner, interest thereon from the last date to which interest has accrued and been paid or duly provided for, or, if no interest has been paid or duly provided for, from the Date of the Bonds set forth above, until payment of said principal sum has been made or provided for, at the interest rate determined from time to time for the permitted Interest Rate Modes in the manner described herein and in the Indenture referred to below and payable on the dates set forth herein and in the Indenture, commencing on the first such Interest Payment Date thereafter, and interest on overdue principal, and to the extent permitted by law, on overdue interest, as provided in the Indenture. Principal and interest shall be paid in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts. Interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Bond is registered at the close of business on the Regular Record Date for such interest or, in the case of an Interest Payment Date for a Commercial Paper Rate Period, on such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered owner at the close of business on such Regular Record Date and may be paid to the Person in whose name this Bond is registered at the close of business on the Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, or may be paid, at any time in any other lawful manner, all as more fully provided in the Indenture. The principal or redemption price of this Bond shall be paid upon presentation and surrender at the Designated Office of The Bank of New York Mellon Trust Company, N.A., or at the duly designated office of any duly appointed alternative or successor paying agent (the “Paying Agent”). Except when this Bond is registered in the name of a Depository, interest on this Bond shall be payable by check mailed on the applicable Interest Payment Date by first class mail, postage prepaid to the registered owner of this Bond at such owner's address as it appears on the Bond Register of the Issuer maintained by the Trustee; provided that if this Bond is registered in the name of other than a Depository and the Interest Rate Mode for this Bond is the Commercial Paper Rate, the Dutch Auction Rate, the Daily Rate or the Weekly Rate, interest payable on this Bond shall, at the written request of the registered owner received by the Bond Registrar at least one Business Day prior to the applicable Record Date (or on or prior to an Interest Payment Date if the Interest Rate Mode is the Commercial Paper Rate), be payable to the registered owner in immediately available funds by wire transfer to a bank account of such registered owner within the United States or by deposit into a bank account maintained by the Paying Agent; provided further however that, if the Interest Rate Mode is the Commercial Paper Rate and this Bond is registered in the name of other than a Depository, interest on this Bond payable on the Interest Payment Date following the end of the Commercial Paper Rate Period shall be paid only upon presentation and surrender of this Bond at the Designated Office of the Paying Agent. When this Bond is registered in the name of a Depository or its nominee, interest is payable in same day funds delivered or transmitted to the Depository.

This Bond is one of a duly authorized series (the “Bonds”) limited in aggregate principal amount to $90,140,000 issued under a Trust Indenture, dated as of April 1, 2006, between the Issuer and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), a national banking association duly organized and validly existing under the laws of the United States of America, as amended by the First Supplemental Trust Indenture dated April 2, 2012 between the Issuer and the Trustee (as so amended, the “Indenture). The Bonds are issued by the Issuer pursuant to and in full compliance with the Constitution and laws of the State of Ohio, particularly Chapter 6121 of the Ohio Revised Code, as amended (the “Act”), in order to assist FirstEnergy Generation Corp. (the “Company”) in the refunding of the Refunded Bonds (as defined in the Agreement identified below), the proceeds of which were loaned by the Issuer to an Affiliate of the Company to assist that Affiliates in the refinancing of a portion of the cost of acquiring, constructing and installing certain facilities comprising “waste water facilities” as defined in Section 6121.01 of the

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EXHIBIT 10.1

Ohio Revised Code (the “Project”), all as set forth in the Agreement.

THE PRINCIPAL OR REDEMPTION PRICE OF AND INTEREST ON THE BONDS ARE PAYABLE SOLELY AND EXCLUSIVELY FROM THE REVENUES AND FUNDS PLEDGED FOR THEIR PAYMENT PURSUANT TO THE INDENTURE. THE BONDS ARE SPECIAL OBLIGATIONS OF THE STATE, ISSUED BY THE ISSUER AND ARE PAYABLE SOLELY FROM THE SOURCES REFERRED TO HEREIN. THE BONDS DO NOT CONSTITUTE A DEBT OR A PLEDGE OF THE FAITH AND CREDIT OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF AND THE HOLDERS OR OWNERS OF THE BONDS HAVE NO RIGHT TO HAVE TAXES LEVIED BY THE GENERAL ASSEMBLY OF THE STATE OR TAXING AUTHORITY OF ANY POLITICAL SUBDIVISION OF THE STATE FOR THE PAYMENT OF THE PRINCIPAL OR REDEMPTION PRICE OF AND INTEREST ON THE BONDS. THE ISSUER HAS NO TAXING POWER.

If an Event of Default as defined in the Indenture) occurs, the principal of and all unpaid and accrued interest on all Bonds issued under the Indenture may become due and payable upon the conditions and in the manner and with the effect provided in the Indenture.
No recourse shall be had for the payment of the principal or redemption price of, or interest on, this Bond, or for any claim based hereon or on the Indenture, against any member, officer or employee, past, present or future, of the Issuer or of any successor body, as such, either directly or through the Issuer or any such successor body, under any constitutional provision, statute or rule of law, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise.

The Bonds are payable solely from payments on the Company's Waste Water Facilities Note, Series 2006-A (the “Note”) dated the Date of the Bonds and delivered by the Company to the Trustee pursuant to a Waste Water Facilities Loan Agreement dated as of April 1, 2006, as amended by the First Amendment to Loan Agreement dated April 2, 2012, between the Issuer and the Company (as so amended, the “Agreement”) and from any other moneys held by the Trustee under the Indenture for such purpose, including moneys drawn by the Trustee under the Letter of Credit referred to herein or such other Credit Facility, if any, as may then be held by the Trustee under the Indenture for the benefit of the registered owners of the Bonds. The Company has caused to be delivered to the Trustee an irrevocable, direct pay, letter of credit (the “Letter of Credit”) issued by UBS AG, Stamford Branch (the “Bank”). Pursuant to the Indenture, the Letter of Credit may be replaced by an Alternate Credit Facility or an Additional Credit Facility may be provided. The term “Credit Facility” includes both the Letter of Credit and any such Additional or Alternate Credit Facility and the term “Credit Facility Issuer” includes any issuer of any Credit Facility in effect at the relevant time. There shall be no other recourse against the State or the Issuer or any other property now or hereafter owned by either the State or the Issuer.

The Bonds are issuable only as fully registered bonds in authorized denominations and, except as hereinafter provided, registered in the name of The Depository Trust Company, New York, New York (“DTC”) or its nominee, which shall be considered to be the Bondholder for all purposes of the Indenture, including, without limitation, payment by the Issuer of principal or redemption price of and interest on the Bonds and receipt of notices and exercise of rights of Bondholders. There shall be a single Bond which shall be immobilized in the custody of DTC with the owners of book-entry interests in the Bonds (“book-entry interests”) having no right to receive Bonds in the form of physical securities or certificates. Ownership of book-entry interests shall be shown by book-entry on the system maintained and operated by DTC, its participants (the “Participants”) and certain Persons acting through the Participants. Transfers of ownership of book-entry interests are to be made only by DTC and the Participants by that book-entry system, the Issuer and the Trustee having no responsibility therefor. DTC is to maintain records of the positions of Participants in the Bonds, and the Participants and Persons acting through Participants are to maintain records of the purchasers and owners of book-entry interests. The Bonds as such shall not be transferable or exchangeable, except for transfer to another Depository or to another nominee of a Depository, without further action by the Issuer.

If any Depository determines not to continue to act as a Depository for the Bonds for use in a book-entry system, the Issuer may attempt to have established a securities depository/book-entry system relationship with another qualified Depository under the Indenture. If the Issuer does not or is unable to do so, the Issuer and the Trustee, after the Trustee has made provision for notification of the owners of the book-entry interests by the then Depository, shall permit withdrawal of the Bonds from the Depository, and authenticate and deliver Bond certificates in fully registered form in authorized denominations to the assignees of the Depository or its nominee, at the cost and expense (including costs of printing or otherwise preparing and delivering replacement Bonds), of the Company.

Except as otherwise specified in the Indenture, this Bond is entitled to the benefits of the Indenture equally and ratably both as to principal (and redemption price) and interest with all other Bonds issued and Outstanding under the Indenture. Reference is made to the Indenture for a description of the rights of the registered owners of the Bonds; the rights and obligations of the Issuer; the rights, duties and obligations of the Trustee; the provisions relating to amendments to and modifications of the Indenture; and for the meaning of capitalized terms not otherwise defined herein. The registered owner of this Bond shall have no right to enforce the provisions of the Indenture, the Agreement or the Note, or to institute action to enforce the covenants thereof or rights or remedies thereunder except as provided in the Indenture.

This Bond shall bear interest at the interest rate or rates determined for the “Interest Rate Mode” (as described more fully in Section 2.02 of the Indenture) selected from time to time by the Company. Until a Conversion to a different Interest Rate Mode is specified by the Company or until the Maturity Date stated above, the Interest Rate Mode for this Bond is as specified above. The Company may from time to time change the Interest Rate Mode for the Bonds, in whole or in part, to any other permitted Interest Rate Mode in accordance with the terms of the Indenture. The “Interest Rate Modes” which may be selected are as follows: (i) a Daily Rate in which the interest rate is determined each Business Day; (ii) a Weekly Rate in which the interest rate is determined on the day preceding each Weekly Rate Period or, if such day is not a Business Day, on the next succeeding Business Day; (iii) a Semi-Annual Rate in which the interest rate is determined not later than the Business Day preceding each Semi-Annual Rate Period; (iv) an Annual Rate in which the interest rate is determined not later than the Business Day preceding each Annual Rate Period; (v)

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EXHIBIT 10.1

a Two-Year Rate in which the interest rate is determined not later than the Business Day preceding each Two-Year Rate Period; (vi) a Three-Year Rate in which the interest rate is determined not later than the Business Day preceding each Three-Year Rate Period; (vii) a Five-Year Rate in which the interest rate is determined not later than the Business Day preceding each Five-Year Rate Period; (viii) a Long-Term Rate for a period selected by the Company of more than one year ending on the day preceding an Interest Payment Date, in which the interest rate is determined not later than the Business Day preceding such Long-Term Rate Period; (ix) a Commercial Paper Rate for Commercial Paper Rate Periods of one (1) day to not more than two hundred seventy (270) days (or such lower maximum number as is then permitted under the Indenture) ending on a day preceding a Business Day selected by the Remarketing Agent in which the interest rate is determined on the first day of such Commercial Paper Rate Period; and (x) a Dutch Auction Rate Period in which the interest rate for a Dutch Auction Rate Period is determined pursuant to the Dutch Auction Procedures set forth in the Indenture.

Interest on this Bond at the interest rate or rates for the Daily Rate and the Weekly Rate is payable on the first Business Day of each month; for the Semi-Annual Rate, the Annual Rate, the Two-Year Rate, the Three-Year Rate, the Five-Year Rate and the Long-Term Rate on May 15 and November 15, provided, however, if any May 15 or November 15 which is a Conversion Date for conversion to the Daily Rate, the Weekly Rate or the Commercial Paper Rate, is not a Business Day, then the first Business Day immediately succeeding such May 15 or November 15, as applicable; for the Commercial Paper Rate on the first Business Day following the last day of each Commercial Paper Rate Period for such Bond; for the Dutch Auction Rate, (i) for an Auction Period of 91 days or less, the Business Day immediately succeeding the last day of such Auction Period and (ii) for an Auction Period of more than 91 days, each 13th weekly anniversary of the day immediately following the first day of such Auction Period and the Business Day immediately succeeding the last day of such Auction Period (in each case it being understood that in those instances where the immediately preceding Auction Date falls on a day that is not a Business Day, the Interest Payment Date with respect to the succeeding Auction Period shall be one Business Day immediately succeeding the next Auction Date); and for each Interest Rate Mode, on the Conversion Date to another Interest Rate Mode or on the effective date of a change in the Long-Term Rate Period. In any case, the final Interest Payment Date shall be the Maturity Date. Interest on this Bond shall be computed on the basis of a year of 365 or 366 days, as appropriate for the actual number of days elapsed, unless the Interest Rate Mode is the Semi-Annual Rate, the Annual Rate, the Two-Year Rate, the Three-Year Rate, the Five-Year Rate or the Long-Term Rate, in which case interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months, or unless the Interest Rate Mode is the Dutch Auction Rate, in which case interest shall be computed on the basis of a 360‑day year for the actual number of days elapsed. The interest rate or rates for each Interest Rate Mode (and, if the Interest Rate Mode is the Commercial Paper Rate, the Commercial Paper Rate Periods) for this Bond shall be determined by the Remarketing Agent on the dates and at such times as specified in Section 2.02 of the Indenture. Except for the Auction Rate, each interest rate determined by the Remarketing Agent shall be the minimum rate of interest necessary, in the judgment of the Remarketing Agent taking into account Prevailing Market Conditions, to enable the Remarketing Agent to sell this Bond at a price equal to the principal amount hereof, plus accrued interest, if any. Notwithstanding the foregoing, the interest rate borne by this Bond shall not exceed the lesser of (i) twelve percent (12%) per annum and (ii) so long as the Bonds are entitled to the benefit of a Credit Facility, the maximum interest rate specified in the Credit Facility.
In the event that the interest rate or rates for an Interest Rate Mode (other than the Commercial Paper Rate and the Dutch Auction Rate) are not or cannot be determined for whatever reason, the Interest Rate Mode on the Bonds shall be converted automatically to the Weekly Rate (without the necessity of complying with the requirements in the Indenture relating to conversions, including, but not limited to, the requirement of mandatory purchase) and the interest rate shall be equal to the Municipal Index. Any mandatory purchase of such Bonds will remain effective.

Subject to the provisions of the Indenture, the Company may, but is not required to, provide another Credit Facility upon cancellation, termination or expiration of the Letter of Credit or the then current Credit Facility. As described below, this Bond will become subject to mandatory purchase upon the cancellation, termination or expiration of that Credit Facility.

Redemption of Bonds

Whenever the Interest Rate Mode for this Bond is the Dutch Auction Rate, this Bond shall be subject to optional redemption, in whole or in part, at a redemption price of 100% of the principal amount thereof plus accrued interest, if any, on the Business Day immediately succeeding any Auction Date. Whenever the Interest Rate Mode for this Bond is the Daily Rate, the Weekly Rate or the Semi-Annual Rate, this Bond shall be subject to optional redemption, in whole or in part, at a redemption price of 100% of the principal amount hereof on any Interest Payment Date for this Bond. Whenever the Interest Rate Mode for this Bond is the Commercial Paper Rate, this Bond shall be subject to optional redemption, in whole or in part, at a redemption price of 100% of the principal amount hereof on the Interest Payment Date for such Commercial Paper Rate Period. Whenever the Interest Rate Mode is the Annual Rate, this Bond shall be subject to optional redemption, in whole or in part, at a redemption price of 100% of the principal amount hereof on the final Interest Payment Date for each Annual Rate Period. Whenever the Interest Rate Mode is the Two-Year Rate, this Bond shall be subject to optional redemption, in whole or in part, at a redemption price of 100% of the principal amount hereof on the final Interest Payment Date for each Two-Year Rate Period. Whenever the Interest Rate Mode is the Three-Year Rate, this Bond shall be subject to optional redemption, in whole or in part, at a redemption price of 100% of the principal amount hereof on the final Interest Payment Date for each Three-Year Rate Period. Whenever the Interest Rate Mode is the Five-Year Rate, this Bond shall be subject to optional redemption, in whole or in part, at a redemption price of 100% of the principal amount hereof on the final Interest Payment Date for each Five-Year Rate Period. Whenever the Interest Rate Mode for this Bond is the Long-Term Rate, this Bond shall be subject to optional redemption, in whole or in part (i) on the final Interest Payment Date for such Long-Term Rate Period, at a redemption price equal to the principal amount hereof plus accrued interest, if any, to the date of redemption and (ii) during the then current Long-Term Rate Period at any time with accrued interest during the redemption periods and at the redemption prices set forth below.

Original Length of                Redemption Price
Current Long-Term            Commencement of            as Percentage

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EXHIBIT 10.1

Rate Period (Years)            Redemption Period            of Principal

More than 15 years    Tenth anniversary of
commencement of Long-
Term Rate Period                    100%

Greater than 10 years    Fifth anniversary of
but equal to or less    commencement of Long-
than 15 years        Term Rate Period                    100%

Equal to or less than 10 years    Non-callable                    Non-callable

If the Company has given notice of a change in the Long-Term Rate Period or notice of Conversion of the Interest Rate Mode for the Bonds to the Long-Term Rate and, at least forty (40) days prior to such change in the Long-Term Rate Period or such Conversion of an Interest Rate Mode for the Bonds to the Long-Term Rate, the Company has provided (i) a certification of the Remarketing Agent to the Trustee and the Issuer that the foregoing schedule is not consistent with Prevailing Market Conditions and (ii) an opinion of Bond Counsel that a change in the redemption provisions will not adversely affect the exclusion from gross income of interest on the Bonds for federal income tax purposes, the foregoing redemption periods and redemption prices may be revised, effective as of the date of such change in the Long-Term Rate Period or the Conversion Date, as determined by the Remarketing Agent in its judgment, taking into account the then Prevailing Market Conditions, as set forth in such certification.

Whenever the Interest Rate Mode for this Bond is the Long-Term Rate, this Bond shall also be subject to extraordinary optional redemption at any time, in whole, at a redemption price of 100% of the principal amount hereof, plus accrued interest to the date fixed for redemption, if any, if the Company has determined that:
(A)    any federal, state or local body exercising governmental or judicial authority has taken any action which results in the imposition of burdens or liabilities with respect to the Project, or any facilities serviced thereby, rendering impracticable or uneconomical the operation of all or a substantial portion of the Project (or the facilities serviced thereby) by the Company including, without limitation, the condemnation or taking by eminent domain of all or a substantial portion of the Project or any facilities serviced thereby; or

(B)    changes in the economic availability of raw materials, operating supplies, or facilities or technological or other changes have made the continued operation of all or a substantial portion of the Project, or the operation of the facilities serviced thereby, uneconomical; or

(C)    all or a substantial portion of the Project has been damaged or destroyed to such an extent that it is not practicable or desirable to rebuild, repair or restore such Project; or

(D)    as a result of any changes in the Constitution of the State of Ohio or the Constitution of the United States of America or by legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal) after any contest thereof by the Company in good faith, the Indenture, the Agreement, the Note or the Bonds shall become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed in the Indenture or the Agreement; or

(E)    any court or administrative body shall enter a judgment, order or decree, or shall take administrative action, requiring the Company to cease all or any substantial part of its operations served by the Project to such extent that the Company is or will be prevented from carrying on its normal operations at the facilities being served by such Project for a period of at least six (6) consecutive months; or

(F)    the Company has terminated operations at the facilities being served by the Project;

provided that any such redemption shall be made not more than one (1) year from the date of such determination by the Company.

Bonds subject to optional redemption as provided above may be purchased in lieu of redemption on the applicable redemption date at a purchase price equal to 100% of the principal amount thereof, plus accrued interest thereon to, but not including, the date of such purchase, if the Trustee has received a written request from the Company on or before the Business Day prior to the date the Bonds would otherwise be subject to redemption specifying that moneys provided or to be provided by the Company shall be used to purchase such Bonds in lieu of redemption. While a Credit Facility is in place, any such purchase will be made from moneys received from a drawing on such Credit Facility and applied as provided in the Indenture. In that instance, the date of such purchase shall be deemed to be a Purchase Date, and the Bonds so purchased shall be deemed to be Pledged Bonds and shall be held by the Tender Agent pursuant to the Indenture.

The Bonds shall be subject to special mandatory redemption in whole (or in part, if, in the opinion of Bond Counsel, such partial redemption will preserve the exclusion from gross income for federal income tax purposes of interest on the Bonds remaining Outstanding after such redemption) at any time at a redemption price equal to 100% of the principal amount thereof, plus interest accrued to the redemption date, if a “final determination” is made that the interest paid or payable on any Bond to other than a “substantial user” of the Project or a “related person” (within the meaning of to Section 147(a) of the Internal Revenue Code of 1986, as amended (the “Code”)) is or was includable in the gross income of the owner thereof for federal income tax purposes under the Code, as a result of the failure of the Company to observe or perform any covenant, condition or agreement on its part to be observed or performed under the Agreement or the inaccuracy of any representation or warranty of the Company under the Agreement. A “final determination” shall be deemed to have occurred upon the issuance of a published or private ruling, technical advice or determination by the Internal Revenue Service or a judicial decision in a proceeding by any court of competent jurisdiction in the United States (from which ruling, advice, determination or decision no further right of appeal exists), in all cases in which the Company, at its expense, has participated or been a party or has been given the opportunity to contest the same or to participate or be a party, or receipt by the Trustee of an opinion of Bond Counsel to such effect obtained by the Company

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EXHIBIT 10.1

and rendered at the request of the Company. Any special mandatory redemption shall be made as soon as practicable but in any event not more than one hundred eighty (180) days from the date of such “final determination”; provided that, not later than sixty (60) days after a “final determination” is so made, the Company may advise the Trustee of the date, which shall be not later than the 180th day from the date of such “final determination”, on which the Bonds are to be redeemed. If no date is so specified, the Trustee shall establish a redemption date which shall be the 120th day, or if such day is not a Business Day, the next succeeding Business Day, following the delivery of notice to the Trustee of the making of a “final determination”. Any special mandatory redemption of less than all of the Bonds shall be made in such manner as the Trustee, with the advice of Bond Counsel, shall deem proper. If the Indenture has been released prior to the occurrence of a “final determination”, the Bonds will not be redeemed as described in this paragraph.

Any notice of redemption, identifying the Bonds or portions thereof to be redeemed, shall be given by first class mail to the registered owner of each Bond to be redeemed in whole or in part at the address shown on the Bond Register of the Issuer maintained by the Bond Registrar not more than ninety (90) days and not fewer than thirty (30) days (fifteen (15) days when the Interest Rate Mode for the Bonds is the Dutch Auction Rate) prior to the redemption date. If, at the time of the mailing of a notice of any optional redemption, the Trustee shall not have received moneys sufficient to redeem all the Bonds called for redemption, such redemption may be conditioned on, and such notice may state that it is conditional in that it is subject to, the receipt of such moneys by the Trustee not later than the redemption date, and such notice shall be of no effect unless such moneys are so received. All Bonds so called for redemption will cease to bear interest on the specified redemption date, provided funds for their redemption and any accrued interest payable on the redemption date are on deposit with the Trustee or Paying Agent at that time.

Purchase of Bonds

This Bond shall be subject to mandatory purchase (i) on the effective date of (a) the Conversion of the Interest Rate Mode for this Bond or (b) a change by the Company of the length of the Long-Term Rate Period for this Bond, (ii) on the Business Day following the end of each Commercial Paper Rate Period, Annual Rate Period, Two-Year Rate Period, Three-Year Rate Period, Five-Year Rate Period and Long-Term Rate Period, (iii) on the second day (or if such day is not a Business Day, the preceding Business Day) preceding the date of the cancellation or termination by the Trustee at the request of the Company of the then current Credit Facility, if any, or the 15th day (or if such day is not a Business Day, the preceding Business Day) preceding the stated expiration of the then current Credit Facility, if any, (iv) at the direction of the Credit Facility Issuer on the third Business Day after notice from the Credit Facility Issuer to the Trustee stating that an event of default has occurred and is continuing under the Reimbursement Agreement (as defined in the Indenture), and (v) if the Interest Rate Mode for this Bond is the Dutch Auction Rate, upon an assignment by the Company under Section 5.12 of the Agreement, on the last Interest Payment Date for the current Dutch Auction Rate Period, in each case, at a purchase price equal to 100% of the principal amount hereof, plus, if the Interest Rate Mode for this Bond is the Long-Term Rate, the optional redemption premium, if any, which would be payable if the Bonds were redeemed on such date, plus accrued interest, if any, to the Purchase Date; provided that no premium shall be paid as part of the purchase price upon a mandatory purchase described in either clause (iii) above resulting from the stated expiration of the term of the then current Credit Facility, if any, or clause (iv) above resulting from the direction of the Credit Facility Issuer of that then current Credit Facility, if any, that an event of default has occurred and is continuing under the Reimbursement Agreement for any such Credit Facility.

This Bond, or a portion hereof in an authorized denomination (provided that the portion of this Bond to be retained by the registered owner shall also be in an authorized denomination), shall be purchased on the demand of the registered owner hereof at the times and the prices set forth below for the applicable Interest Rate Mode; provided, that if the Interest Rate Mode for this Bond is the Dutch Auction Rate, Commercial Paper Rate, the Annual Rate, the Two-Year Rate, the Three-Year Rate, the Five-Year Rate or the Long-Term Rate, the registered owner shall have no right to demand purchase of this Bond. If the Interest Rate Mode for this Bond is the Daily Rate, this Bond shall be purchased on the demand of the registered owner hereof, on any Business Day at a purchase price equal to the principal amount hereof plus accrued interest, if any, to the Purchase Date upon written notice or electronic notice to the Tender Agent not later than 10:30 a.m. (New York City time) on such Business Day. If the Interest Rate Mode for this Bond is the Weekly Rate, this Bond shall be purchased on the demand of the registered owner hereof, on any Business Day at a purchase price equal to the principal amount hereof, plus accrued interest, if any, to the Purchase Date, upon written notice to the Tender Agent at or before 5:00 p.m. (New York City time) on a Business Day not later than the seventh day prior to the Purchase Date. If the Interest Rate Mode is the Semi-Annual Rate, this Bond shall be purchased on demand of the registered owner hereof, on any Interest Payment Date (or, if such Interest Payment Date is not a Business Day, on the next succeeding Business Day) at a purchase price equal to the principal amount hereof, plus accrued interest, if any, to the Purchase Date, upon written notice to the Tender Agent on a Business Day not later than 5:00 p.m. on the seventh day prior to the Purchase Date.

Any notice in connection with a demand for purchase of this Bond as set forth in the preceding paragraph hereof shall be given at the address of the Tender Agent designated to the Trustee and shall (A) state the number and principal amount (or portion hereof in an authorized denomination) of this Bond to be purchased; (B) state the Purchase Date on which this Bond shall be purchased and (C) irrevocably request such purchase and agree to deliver this Bond to the Tender Agent on the Purchase Date. ANY SUCH NOTICE SHALL BE IRREVOCABLE WITH RESPECT TO THE PURCHASE FOR WHICH SUCH DIRECTION WAS DELIVERED AND, UNTIL SURRENDERED TO THE TENDER AGENT, THIS BOND OR ANY PORTION HEREOF WITH RESPECT TO WHICH SUCH DIRECTION WAS DELIVERED SHALL NOT BE TRANSFERABLE. This Bond must be delivered (together with an appropriate instrument of transfer executed in blank with all signatures guaranteed and in form satisfactory to the Tender Agent) at the Designated Office of the Tender Agent at or prior to 12:00 noon New York City time on the date specified in the aforesaid notice in order for the owner hereof to receive payment of the purchase price due on such Purchase Date. NO REGISTERED OWNER SHALL BE ENTITLED TO PAYMENT OF THE PURCHASE PRICE DUE ON SUCH PURCHASE DATE EXCEPT UPON SURRENDER OF THIS BOND AS SET FORTH HEREIN. NOTWITHSTANDING THE FOREGOING, THIS BOND SHALL NOT BE PURCHASED IF THE BONDS HAVE BEEN DECLARED DUE AND PAYABLE PURSUANT TO THE INDENTURE. No purchase of Bonds

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EXHIBIT 10.1

pursuant to Section 5.01 of the Indenture shall be deemed to be a payment or redemption of such Bonds or any portion thereof within the meaning of the Indenture.

BY ACCEPTANCE OF THIS BOND, THE REGISTERED OWNER HEREOF AGREES THAT THIS BOND WILL BE PURCHASED, WHETHER OR NOT SURRENDERED, (A) ON THE APPLICABLE PURCHASE DATE IN CONNECTION WITH THE EXPIRATION OF EACH COMMERCIAL PAPER RATE PERIOD, ANNUAL RATE PERIOD, TWO-YEAR RATE PERIOD, THREE-YEAR RATE PERIOD, FIVE-YEAR RATE PERIOD OR LONG-TERM RATE PERIOD FOR THIS BOND OR ON A CHANGE OF THE LONG-TERM RATE PERIOD OR ON CONVERSION OF THE INTEREST RATE MODE OF THIS BOND OR ANY CANCELLATION, TERMINATION OR EXPIRATION OF ANY CREDIT FACILITY WHICH MAY THEN BE IN EFFECT OR AT THE DIRECTION OF ANY SUCH CREDIT FACILITY ISSUER AS DESCRIBED ABOVE, OR IF THE INTEREST RATE MODE FOR THIS BOND IS THE AUCTION RATE, UPON AN ASSIGNMENT BY THE COMPANY UNDER SECTION 5.12 OF THE AGREEMENT, OR (B) ON ANY PURCHASE DATE SPECIFIED BY THE REGISTERED OWNER HEREOF IN THE EXERCISE OF THE RIGHT TO DEMAND PURCHASE OF THIS BOND AS DESCRIBED ABOVE. IN SUCH EVENT, THE REGISTERED OWNER OF THIS BOND SHALL NOT BE ENTITLED TO RECEIVE ANY FURTHER INTEREST HEREON AND SHALL HAVE NO FURTHER RIGHTS UNDER THIS BOND OR THE INDENTURE EXCEPT TO PAYMENT OF THE PURCHASE PRICE HELD THEREFOR.

The current Remarketing Agent under the Indenture is Morgan Stanley & Co. LLC (formerly known as Morgan Stanley & Co. Incorporated). The current Tender Agent under the Indenture is The Bank of New York Mellon Trust Company, N.A. On or before the effective date of a Conversion to a Dutch Auction Rate, a Market Agent and an Auction Agent are to be appointed in accordance with the Indenture. The Remarketing Agent, the Market Agent, the Tender Agent and the Auction Agent may be changed at any time in accordance with the Indenture.

The Bonds are issuable only as fully registered Bonds in the denominations of $5,000 and any integral multiple thereof except that Bonds authenticated when the Interest Rate Mode is the Daily Rate, the Weekly Rate, the Commercial Paper Rate or the Semi-Annual Rate shall be in denominations of $100,000 and any larger denomination constituting an integral multiple of $5,000 and except that Bonds authenticated when the Interest Rate Mode is the Dutch Auction Rate shall be in denominations of $25,000 and any integral multiple thereof. Subject to the limitations provided in the Indenture and upon payment of any tax or government charge, if any, Bonds may be exchanged for a like aggregate principal amount of Bonds of other authorized denominations and in the same Interest Rate Mode.

This Bond is transferable by the registered owner hereof or his duly authorized attorney at the corporate trust office of the Bond Registrar, upon surrender of this Bond, accompanied by a duly executed instrument of transfer in form and with guaranty of signature satisfactory to the Bond Registrar, subject to such reasonable regulations as the Issuer, the Tender Agent, the Trustee or the Bond Registrar may prescribe, and upon payment of any tax or other governmental charge incident to such transfer, PROVIDED, THAT, IF MONEYS FOR THE PURCHASE OF THIS BOND HAVE BEEN DEPOSITED WITH THE TENDER AGENT UNDER THE INDENTURE,

THIS BOND SHALL NOT BE TRANSFERABLE TO ANYONE UNTIL DELIVERED TO THE TENDER AGENT AND PROVIDED FURTHER THAT NEITHER THE ISSUER NOR THE BOND REGISTRAR SHALL BE REQUIRED (i) TO REGISTER THE TRANSFER OF OR EXCHANGE ANY BOND DURING A PERIOD BEGINNING AT THE OPENING OF BUSINESS FIFTEEN (15) DAYS BEFORE THE DAY OF MAILING OF A NOTICE OF REDEMPTION OF BONDS SELECTED FOR REDEMPTION AND ENDING AT THE CLOSE OF BUSINESS ON THE DAY OF SUCH MAILING, (ii) TO REGISTER THE TRANSFER OF OR EXCHANGE ANY BOND SO SELECTED FOR REDEMPTION IN WHOLE OR IN PART, OR (iii) OTHER THAN PURSUANT TO ARTICLE V OF THE INDENTURE, TO REGISTER ANY TRANSFER OF OR EXCHANGE ANY BOND WITH RESPECT TO WHICH THE OWNER HAS SUBMITTED A DEMAND FOR PURCHASE IN ACCORDANCE WITH SECTION 5.01(a) OR WHICH HAS BEEN PURCHASED PURSUANT TO SECTION 5.01(b) OF THE INDENTURE. Upon any such transfer, a new Bond or Bonds in the same aggregate principal amount and in the same Interest Rate Mode will be issued to the transferee. Except as set forth in this Bond and as otherwise provided in the Indenture, the Person in whose name this Bond is registered shall be deemed the owner hereof for all purposes, and the Issuer, any Paying Agent, the Bond Registrar, the Tender Agent, the Remarketing Agent, the Market Agent, the Auction Agent and the Trustee shall not be affected by any notice to the contrary.

This Bond is not valid unless the Certificate of Authentication endorsed hereon has been executed by the manual signature of an authorized signatory of the Trustee.

IN WITNESS WHEREOF, the State of Ohio, by the Ohio Water Development Authority, has caused this Bond to be executed in its name by the facsimile signature of the Chairman and Vice-Chairman of the Issuer, and the facsimile of the corporate seal of the Issuer to be printed hereon and attested by the facsimile signature of the Secretary-Treasurer of the Issuer, all as of the Date of the Bonds shown above.

STATE OF OHIO, BY THE OHIO
WATER DEVELOPMENT AUTHORITY

By:
Chairman

By:
Vice-Chairman

ATTEST:

Secretary-Treasurer

[SEAL]

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EXHIBIT 10.1

[FORM OF CERTIFICATE OF AUTHENTICATION]

This Bond is one of the Bonds described in the within mentioned Indenture.

Date of Authentication:
THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A.
as Trustee

By:
Authorized Signatory

[FORM OF LEGAL OPINION]

The following is a true copy of the text of the opinion rendered to the original purchasers of the Bonds by Squire, Sanders & Dempsey L.L.P. in connection with the original issuance of the Bonds. That opinion is dated as of and premised on the transcript of proceedings examined and the law in effect on the date of original delivery of the Bonds. A signed copy of the opinion is on file in this office.

OHIO WATER DEVELOPMENT
AUTHORITY

By (facsimile)
Secretary-Treasurer

[TEXT OF LEGAL OPINION]

Respectfully submitted,

SQUIRE, SANDERS & DEMPSEY L.L.P.

[FORM OF ASSIGNMENT]

For value received, the undersigned hereby sells, assigns and transfers unto ______________________________ the within bond and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________________, attorney to transfer the said bond on the Bond Register, with full power of substitution in the premises.

Dated:
Social Security Number or
Employer Identification
Number of Transferee:

Signature guaranteed:
Signature must be guaranteed by a
member of an approved Signature
Guarantee Medallion Program.

NOTICE:	The assignor's signature to this Assignment must correspond with the name as it appears on the face of the within bond in every particular without alteration, enlargement or any change whatever.

[FORM OF ABBREVIATIONS]

The following abbreviations, when used in the inscription on the face of the within bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIFORM TRANSFERS TO MIN ACT - ___________________ Custodian ________________
(Cust)    (Minor)

under Uniform Transfers to Minors Act _______________________
(State)
Additional abbreviations may also be used though not in the above list.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

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